Exhibit 3a

THE COMMONWEALTH OF MASSACHUSETTS
KEVIN H. WHITE
Secretary of the Commonwealth
State House, Boston Mass.

RESTATED ARTICLES OF ORGANIZATION

General Laws, Chapter 156B, Section 74

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Norman L. Greenman, President, and Richard N. Bail, Clerk of Rogers Corporation located at Room 722, 82 Devonshire Street, Boston, Massachusetts do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted at a meeting held on April 1, 1966, by vote of 351,317 shares of capital stock out of 412,277 shares outstanding at the record date for said meeting, being at least two-thirds of each class of stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby: -

1.	The name by which the corporation shall be known is: -
Rogers Corporation

2.	The purposes for which the corporation is formed are as follows: -

To manufacture, buy, sell and otherwise deal in and conduct research with respect to electrical insulation, plastics molding materials, breathable plastics, circuitry, precision rubber products, gasket materials, other fiber-polymer materials or products and similar commodities, and to carry on any business permitted by the laws of Massachusetts to a corporation organized under Chapter 156B.

3.	The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

		With Par Value
Class of Stock	Without Par Value Number of Shares	Number of Shares	Par Value

Preferred	None	None

Common	700,000	None

*4.
If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

None

*5.	The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

None

*6.
Other lawful provision, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

Meetings of the stockholders may be held at any place in the United States permitted by law.

If so provided in the By-Laws of the corporation, the directors may make, amend or repeal the By-Laws in whole or in part, except with respect to any provision thereof which by law, the Articles of Organization, the By-Laws, or any of them as from time to time amended, requires action by the stockholders. Any By-Law adopted by the directors may be amended or repealed by the stockholders.

*If there are no such provisions, state “None”.

*We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles…………………

(*If there are no such amendments, state “None”).

The statement of corporate purposes has been revised, and the wording of the provision concerning amendment of the By-Laws has been changed.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this first day of April in the year 1966.

/s/ Norman L. Greenman
President

/s/ Richard N. Bail
Clerk

THE COMMONWEALTH OF MASSACHUSETTS

RESTATED ARTICLES OF ORGANIZATION

(General Laws, Chapter 156B, Section 74)

I hereby approve the within restated articles of organization and, the filing fee in the amount of $100.00 having been paid, said articles are deemed to have been filed with me this 6th day of April, 1966.

/s/ Kevin H. White

KEVIN H. WHITE
Secretary of the Commonwealth
State House, Boston, Mass.

Return: David M. Elwood
82 Devonshire St.
Boston, Massachusetts
227-3180

The Commonwealth of Massachusetts

KEVIN H. WHITE
Secretary of the Commonwealth
STATE HOUSE, BOSTON, MASS.

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Norman L. Greenman, President, and Richard N. Bail, Clerk of Rogers Corporation located at Room 722, 82 Devonshire Street, Boston, Massachusetts, do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on August 5, 1966, by vote of 343,011 shares of capital stock out of 412,362 shares outstanding, being at least a majority of each class outstanding and entitled to vote thereon: -

VOTED: That the articles of organization of the corporation, as heretofore amended and restated, be amended so that

(a)
the 700,000 authorized shares of Capital Stock without par value, including both the outstanding and the unissued shares, shall be changed into 1,050,000 shares of Capital Stock of $1 par value per share in the ratio of one and one-half shares of Capital Stock of $1 par value per share for each share of Capital Stock without par value, and

(b)
the authorized capital stock of the corporation shall be increased from the 1,050,000 shares of Capital Stock of $1 par value per share resulting from such change to 1,500,000 shares of Capital Stock of $1 par value per share.

FURTHER

VOTED:
That when such amendment shall have been made effective the Capital Stock account of the corporation be reduced by the transfer therefrom to an account to be designated Paid-in
Surplus of an amount equal to the excess of the stated amount of the Capital Stock immediately before the taking effect of such amendment over the aggregate par value of the shares of Capital Stock to be outstanding immediately thereafter.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this fifth day of August in the year 1966.

/s/ Norman L. Greenman
President

/s/ Richard N. Bail
Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $250.00 having been paid, said articles are deemed to have been filed with me this tenth day of August, 1966.

/s/ Kevin H. White

KEVIN H. WHITE
Secretary of the Commonwealth
State House, Boston, Mass.

Return: Andrew M. Wood, Esq.
Gaston, Snow Motley & Holt
82 Devonshire St.
Boston 02109

The Commonwealth of Massachusetts

Secretary of the Commonwealth
State House  Boston, Mass.

ARTICLES OF

MERGER OF PARENT AND SUBSIDIARY CORPORATIONS

PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the meeting of the board of directors at which the merger is voted. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Norman L. Greenman and Richard N. Bail, President and Clerk of ROGERS CORPORATION organized under the laws of the Commonwealth of Massachusetts and herein called the parent corporation, do hereby certify as follows:

1. That the subsidiary corporation(s) to be merged into the parent corporation is as follows:

Name	State of Organization	Date of Organization

BEMOL CORPORATION	Massachusetts	2/5/69

2. That the parent corporation owns at least ninety per cent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

3.	[DELETED PURSUANT TO INSTRUCTIONS]

4. That at a meeting of the directors of the parent corporation held on November 14, 1975, the following vote pursuant to subsection (a) of General Laws, Chapter 156B, Section 82, was duly adopted:

VOTED:
That Bemol Corporation, a wholly-owned subsidiary of this corporation, be merged with and into this corporation in accordance with Section 82 of Chapter 156B of the General Laws of
Massachusetts, such merger to become effective on December 29, 1975; and

FURTHER VOTED:
That the appropriate officers of this corporation be, and each of them hereby is, authorized and empowered on behalf of this corporation and in its name to prepare, or cause to be prepared, execute, acknowledge and file, or cause to be filed, Articles of Merger under said Section 82 and any and all other documents, instruments and agreements, and any amendments thereto, and to take any and all other actions which such officers may, in their discretion, deem necessary or appropriate in order to effect the merger of Bemol Corporation into this corporation, the execution and filing of such documents and the taking of such actions to be conclusive evidence of the necessity or appropriateness thereof.

5. The effective date of the merger as specified in the vote set out under Paragraph 4 is December 29, 1975.

6. [DELETED PURSUANT TO INSTRUCTIONS]

IN WITNESS WHEREOF and the penalties of perjury we have hereto signed our names this 28th day of November, 1975

/s/ Norman L. Greenman
Norman L. Greenman, President

/s/ Richard N. Bail
Richard N. Bail, Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS

(General Laws, Chapter 156B, Section 82)

I hereby approve the within articles of merger or parent and subsidiary corporations and, the filing fee in the amount of $100.00 having been paid, said articles are deemed to have been filed with me this 1st day of December, 1975.

Effective Date: 12/29/75

/s/ Paul Guzzi

Secretary of the Commonwealth
State House, Boston, Mass.

Mr. Roger Feldman
Gaston Snow & Ely Bartlett
82 Devonshire St.
Boston

The Commonwealth of Massachusetts
MICHAEL JOSEPH CONNOLLY
Secretary of the Commonwealth
ONE ASHBURTON PLACE, BOSTON, MASS. 02108

FEDERAL IDENTIFICATION NO. 06-0513860

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Harry H. Birkenruth, Vice President, and Richard N. Bail, Clerk of Rogers Corporation located at Fourteenth Floor, One Federal Street, Boston, Massachusetts 02110 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on March 29, 1979, by vote of 1,000,209 shares of capital stock out of 1,200,865 shares outstanding, being at least a majority of each class outstanding and entitled to vote thereon: -

Voted:
That the Restated Articles of Organization of the Corporation, as heretofore amended, be amended so that the authorized capital stock of the Corporation shall be increased from 1,500,000 shares of Capital Stock of $1 par value per share to 5,000,000 shares of Capital Stock of $1 par value per share.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

The total amount of capital stock already authorized is 1,500,000 shares common with par value

The amount of additional capital stock authorized is 3,500,000 shares common with par value

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 29th day of March, in the year 1979.

/s/ Harry H. Birkenruth
Vice President

/s/ Richard N. Bail
Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $1,750.00 having been paid, said articles are deemed to have been filed with me this 29th day of March, 1979.

/s/ Michael Joseph Connolly

MICHAEL JOSEPH CONNOLLY
Secretary of the Commonwealth
State House, Boston, Mass.

TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT TO:

David M. Elwood, Esquire
One Federal Street
Boston, MA 02110
Telephone: (617) 426-4600

The Commonwealth of Massachusetts
MICHAEL JOSEPH CONNOLLY
Secretary of the Commonwealth
ONE ASHBURTON PLACE, BOSTON, MASS. 02108

FEDERAL IDENTIFICATION NO. 06-0513860

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Harry H. Birkenruth, Vice President, and Richard N. Bail, Clerk of Rogers Corporation located at Fourteenth Floor, One Federal Street, Boston, Massachusetts 02110 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on March 29, 1979, by vote of 895,595 shares of Capital Stock out of 1,200,865 shares outstanding, being at least two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby: -

Voted:	That Article 6 of the Restated Articles of Organization of the Corporation, as heretofore amended, be amended by the addition thereto of the following paragraph:

“The vote of two-thirds of each class of stock of the corporation outstanding and entitled to vote on the question shall be necessary for the approval of an agreement providing for the merger or consolidation of the corporation with or into another corporation, except for any merger or consolidation for which no stockholder vote is required by statute. If any such agreement would adversely affect the rights of any class of stock of the corporation, the vote of two-thirds of such class, voting separately, shall also be necessary to authorize such agreement. For this purpose any series of a class which is adversely affected in a manner different from other series of the same class shall, together with any other series of the same class adversely affected in the same manner, be treated as a separate class. None of the provisions set forth in this paragraph may be amended, altered or repealed in any respect except by vote of two-thirds of each class of stock outstanding and entitled to vote thereon.”

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 29th day of March, in the year 1979

/s/ Harry H. Birkenruth
Vice President

/s/ Richard N. Bail
Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $50.00 having been paid, said articles are deemed to have been filed with me this 29th day of March, 1979.

/s/ Michael Joseph Connolly

MICHAEL JOSEPH CONNOLLY
Secretary of the Commonwealth
State House, Boston, Mass.

TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT TO:

David M. Elwood, Esquire
One Federal Street
Boston, Massachusetts 02110
Telephone: (617) 426-4600

The Commonwealth of Massachusetts

MICHAEL JOSEPH CONNOLLY
Secretary of State
ONE ASHBURTON PLACE, BOSTON, MASS. 02108

FEDERAL IDENTIFICATION NO. 06-0513860

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Harry H. Birkenruth, Vice President, and Richard N. Bail, Clerk of Rogers Corporation located at Fourteenth Floor, One Federal Street, Boston, Massachusetts 02110 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on April 1, 1982, by vote of 2,557,536 shares of capital stock out of 2,878,502 shares outstanding, being at least a majority of each class outstanding and entitled to vote thereon: -

Voted:
That the Restated Articles of Organization of the Corporation, as heretofore amended, be amended so that the authorized capital stock of the Corporation shall be increased from 5,000,000 shares of Capital Stock of $1 par value per share to 10,000,000 shares of Capital Stock of $1 par value per share.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

The total amount of capital stock already authorized is 5,000,000 shares common with par value

The amount of additional capital stock authorized is 5,000,000 shares common with par value

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this First day of April, in the year 1982.

/s/ Harry H. Birkenruth
Vice President

/s/ Richard N. Bail
Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $2,500.00 having been paid, said articles are deemed to have been filed with me this 2nd day of April, 1982.

/s/ Michael Joseph Connolly

MICHAEL JOSEPH CONNOLLY
Secretary of State

TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT TO:

David M. Elwood, Esquire
Gaston Snow & Ely Bartlett
One Federal Street
Boston, MA 02110
Telephone: (617) 426-4600

The Commonwealth of Massachusetts

MICHAEL JOSEPH CONNOLLY
Secretary of State
ONE ASHBURTON PLACE
BOSTON, MASS. 02108

FEDERAL IDENTIFICATION NO. 06-0513860

ARTICLES OF

MERGER OF PARENT AND SUBSIDIARY CORPORATIONS

PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82

The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114.

Make check payable to the Commonwealth of Massachusetts.

We, Norman L. Greenman and Richard N. Bail, President and Clerk of Rogers Corporation organized under the laws of The Commonwealth of Massachusetts and herein called the parent corporation, do hereby certify as follows:

1. That the subsidiary corporation(s) to be merged into the parent corporations are/is as follows:

Name	State of Organization	Date of Organization

Soladyne, Inc.	California	5/26/76
2. That the parent corporation owns at least ninety per cent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted.)

4. That at a meeting of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B, Section 82, was duly adopted:

RESOLVED, that this corporation merge Soladyne, Inc., its wholly-owned subsidiary corporation, into itself and assume all its obligations pursuant to Section 1110 of the California Corporations Code.

5. The effective date of the merger as specified in the vote set out under Paragraph 4 is December 31, 1984.

6. (This Paragraph 6 may be deleted if the parent corporation is organized under the laws of Massachusetts.) The parent corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any subsidiary corporation organized under the laws of Massachusetts with which it has merged, and any obligation hereafter incurred by the parent corporation, including the obligation created by subsection (e) of General Laws, Chapter 156B, Section 82, so long as any liability remains outstanding against the parent corporation in the Commonwealth of Massachusetts and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process for the enforcement of any such obligations, including taxes, in the same manner as provided in Chapter 181.

IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 13th day of December, 1984.

/s/ NL Greenman
President

/s/ Richard N. Bail
Clerk

COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS

(General Laws, Chapter 156B, Section 82)

I hereby approve the within articles of merger or parent and subsidiary corporations and, the filing fee in the amount of $200.00 having been paid, said articles are deemed to have been filed with me this 20th day of December, 1984.

Effective Date: December 31, 1984

/s/ Michael Joseph Connolly

MICHAEL JOSEPH CONNOLLY
Secretary of State

TO BE FILLED IN BY CORPORATION
Photo Copy Of Merger To Be Sent To:

John A. Kozar
Rogers Corporation
Rogers, CT 06263
Telephone: (203) 774-9605

The Commonwealth of Massachusetts

OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

MICHAEL JOSEPH CONNOLLY, Secretary
ONE ASHBURTON PLACE, BOSTON, MASS. 02108

FEDERAL IDENTIFICATION NO. 06-0513860
ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Norman L. Greenman, President and David M. Elwood, Clerk of Rogers Corporation located at Fourteenth Floor, One Federal Street, Boston, MA 02110 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on March 31, 1988, by vote of 2,392,344 shares of Capital Stock out of 2,981,629 shares outstanding, being at least two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby: -

Voted:	That Article 6 of the Restated Articles of Organization of the Corporation, as heretofore amended, be amended by the addition thereto of the following two paragraphs

“To the fullest extent permitted by the Massachusetts Business Corporation Law, as it exists or may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. This provision shall not eliminate the liability of a director with respect to any act or omission that occurred prior to the date upon which this provision became effective.

No amendment to or repeal of this provision shall apply to, or have any effect on, the liability or alleged liability of any director of the Corporation that would otherwise be eliminated by this provision with respect to any acts or omissions of such director occurring prior to such amendment or repeal.”

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this thirty-first day of March, in the year 1988

/s/ NL Greenman
President

/s/ David M. Elwood
Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 6th day of April, 1988.

/s/ Michael J. Connolly

MICHAEL JOSEPH CONNOLLY
Secretary of State

TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT TO:

David M. Elwood, Esquire
One Federal Street
Boston, MA 02110
Telephone: (617) 426-4600

The Commonwealth of Massachusetts

OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
MICHAEL JOSEPH CONNOLLY, Secretary
ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

FEDERAL IDENTIFICATION NO. 06-0513860

ARTICLES OF AMENDMENT
General Laws, Chapter 156B, Section 72

We, Harry H. Birkenruth, President and Robert M. Soffer, Clerk of ROGERS CORPORATION located at: c/o Shafner & Gilleran, 75 Federal Street, 18th Floor, Boston, MA 02110 do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED: 3 of the Articles of Organization were duly adopted at a meeting held on April 28, 1994, by vote of: 2,471,132 shares of Capital Stock out of 3,234,719 shares outstanding, being at least a majority of each type, class or series outstanding and entitled to vote thereon: -

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock, which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS
TYPE	NUMBER OF SHARES
COMMON
PREFERRED

WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	PAR VALUE
COMMON	10,000,000	$1.00
PREFERRED

CHANGE the total authorized to:

WITHOUT PAR VALUE STOCKS
TYPE	NUMBER OF SHARES
COMMON
PREFERRED

WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	PAR VALUE
COMMON	25,000,000	$1.00
PREFERRED

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. EFFECTIVE DATE:

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 28th day of April, in the year 1994.

/s/ Harry H. Birkenruth
President

/s/ Robert M. Soffer
Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
GENERAL LAWS, CHAPTER 156B, SECTION 72

I hereby approve the within articles of amendment and, the filing fee in the amount of $15,000 having been paid, said articles are deemed to have been filed with me this 24th day of May, 1994

/s/ Michael Joseph Connolly

MICHAEL JOSEPH CONNOLLY
Secretary of State

TO BE FILLED IN BY CORPORATION
PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT TO:

Prentice Hall Legal & F.S.
15 Columbus Circle
New York, New York 10023
Attn: Mike McManus

The Commonwealth of Massachusetts

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

FEDERAL IDENTIFICATION NO. 06-0513860
ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

We, Walter E. Boomer, President and Robert M. Soffer, Clerk of Rogers Corporation located at c/o Abrams, Roberts & Klickstein, 265 Franklin Street, Boston, MA 02110 certify that these Articles of Amendment affecting articles numbered: 3 of the Articles of Organization were duly adopted at a meeting held on April 23, 1998, by vote of: 6,423,290 shares of Capital Stock, $1.00 per share par value of 7,591,730 shares outstanding, being at least a majority of each type, class or series outstanding and entitled to vote thereon:

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:
Preferred:		Capital	25,000,000	$1.00
Preferred:

Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:
Preferred:		Capital	50,000,000	$1.00
Preferred:

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:

SIGNED UNDER THE PENALTIES OF PERJURY, this 23rd day of April, 1998.

/s/ Walter E. Boomer
President

/s/ Robert M. Soffer
Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $25,000 having been paid, said articles are deemed to have been filed with me this 8th day of May, 1998.

/s/ William Francis Galvin

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION
Photocopy of document to be sent to:

Steven R. London, Esquire
Brown, Rudnick, Freed & Gesmer, P.C.
One Financial Center
Boston, MA 02110

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

FEDERAL IDENTIFICATION NO. 06-0513860

ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
(General Laws, Chapter 156B, Section 82)

We, Robert D. Wachob, President and Robert M. Soffer, Clerk of Rogers Corporation, organized under the laws of Massachusetts and herein called the parent corporation, certify as follows:

1. That the subsidiary corporation(s) to be merged into the parent corporation is/are:

Name	State of Organization	Date of Organization

Durel Corporation	Delaware	June 1, 1988

2. The parent corporation, at the date of the vote, owned not less than ninety percent (90%) of the outstanding shares of each class of stock of the subsidiary corporation or corporations with which it has voted to merge.

Item 3 below may be deleted if all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them.

3. That in the case of each of the above named corporations, the laws of the state of its organization, if other than Massachusetts, permit the merger herein described, and that all action required under the laws of each such state in connection with this merger has been duly taken.

4. That at a meeting of the directors of the parent corporation, the following vote, pursuant to General Laws, Chapter 156B, Section 82, Subsection (a) was duly adopted.

Voted: That Rogers Corporation, a Massachusetts corporation, merge, and it hereby does merge into itself Durel Corporation, a Delaware corporation and a wholly-owned subsidiary of Rogers
Corporation, and pursuant to such merger this corporation assumes all of Durel Corporation’s obligations.

Further
Voted: That the merger shall become effective at the close of business on December 28, 2003.

Further
Voted: That the terms and provisions of the Articles of Merger of Parent and Subsidiary Corporations (the “Articles”) attached hereto as Exhibit A, and the execution and delivery of the Articles by
Robert D. Wachob, President of this corporation, and Robert M. Soffer, Clerk of this corporation, be, and the same hereby are, authorized and approved in all respects.

Further
Voted: That the merger of Durel Corporation into this corporation, as contemplated by the Articles, may be amended or terminated and abandoned by the Board of Directors of this corporation at any time prior to the time that this merger filed with the Secretary of the Commonwealth of Massachusetts becomes effective.

5. The effective date of the merger shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date, which shall not be more than thirty days after the date of filing:

Close of business December 28, 2003.

6. [DELETED PURSUANT TO INSTRUCTIONS]

SIGNED UNDER THE PENALTIES OF PERJURY, this 12th day of December, 2003.

/s/ Robert D. Wachob
President

/s/ Robert M. Soffer
Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
(General Laws, Chapter 156B, Section 82)

I hereby approve the within Articles of Merger of Parent and Subsidiary Corporations and, the filing fee in the amount of $250.00 having been paid, said articles are deemed to have been filed with me this 16th day of December, 2003.

Effective date: December 28th, 2003

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION
Contact information:

Terrence W. Mahoney
LeBoeuf, Lamb, Greene & MacRae L.L.P.
260 Franklin Street, Boston, MA 02110
Telephone: 617-748-6810
Email: tmahoney@llgm.com